UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2004

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-101117 (Commission File Number)	16-1634897 (I.R.S. Employer Identification No.)

11000 North IH-35, Austin, Texas (Address of principal executive offices)	78753-3195 (Zip Code)

Registrant’s telephone number, including area code: 512-837-8810

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 15, 2004, Golfsmith International, Inc. (“Golfsmith”), a wholly-owned subsidiary of Golfsmith International Holdings, Inc. (“Holdings”) entered into a First Supplemental Indenture (the “First Supplemental Indenture”) with U.S. Bank Trust National Association, as trustee (the “Trustee”), and Golfsmith’s wholly-owned subsidiaries and Holdings, as guarantors (the “Guarantors”). The First Supplemental Indenture is a supplement to an indenture, dated as of October 15, 2002, among Golfsmith, the Guarantors and the Trustee (the “Indenture”), under which Golfsmith previously issued $93.75 million aggregate principal amount at maturity of 8.375% Senior Secured Notes Due 2009 (the “Notes”).

     The First Supplemental Indenture amends three covenants of Golfsmith (the “Amendments”) contained in the Indenture. The Indenture provides that supplemental indentures of this type may only be entered into upon receipt of consents from registered holders representing at least a majority in aggregate principal amount at maturity of the Notes outstanding and not held or beneficially owned by Golfsmith or any of its affiliates. Prior to execution of the First Supplemental Indenture, Golfsmith solicited and received the required consents to the Amendments.

     The Amendments (i) revise Section 4.22 of the Indenture to provide that Golfsmith and its subsidiaries are not required to obtain leasehold mortgages on leases which are acquired by Golfsmith through an acquisition or similar transaction or upon any renewal or replacement of a lease, (ii) revise Section 4.24 of the Indenture and the definition of “Capital Expenditure Basket” to provide that Golfsmith’s capital expenditure limitations are calculated on a fiscal year, or annual, rather than a “rolling four quarters” basis and (iii) revise Section 4.14(c) of the Indenture to clarify so that any new subsidiary of Golfsmith which becomes a “Restricted Subsidiary” under the Indenture is subject only to the same security provisions of the Indenture as those to which existing Restricted Subsidiaries are subject.

     There are no material relationships between the Trustee, on the one hand, and Golfsmith, the Guarantors or any of their respective affiliates, on the other hand, other than in respect of the Indenture and the First Supplemental Indenture.

     The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete Indenture and First Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     The disclosure under Item 1.01 of this report is also responsive to Item 3.03 hereof and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit Number	Description
4.1 -	Indenture, dated as of October 15, 2002, among Golfsmith, the guarantors named and defined therein and U.S. Bank Trust National Association, as trustee (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to Golfsmith’s International Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-101117) filed on April 4, 2003)

Exhibit Number	Description
4.2 -	First Supplemental Indenture, dated as of September 15, 2004, among Golfsmith, the guarantors named and defined therein and U.S. Bank Trust National Association, as trustee.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 17, 2004	GOLFSMITH INTERNATIONAL HOLDINGS, INC.
	By:	/s/ James D. Thompson
James D. Thompson
President and Chief Executive Officer